UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	May 1, 2012 — April 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Annual report
4|30|13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Annual report
4 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Financial statements	18

Federal tax information	45

About the Trustees	46

Officers	48

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities and other asset-backed investments are subject to prepayment risk. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Equities around the world have generally demonstrated a positive trend in early 2013. However, after a strong 2012, fixed-income markets have been facing challenges and increased volatility in 2013.

Supportive macroeconomic data, notably better housing and employment data in the United States, and the coordinated stimulative monetary policies of central banks around the world are helping to boost equity values, although investor confidence remains tempered. Markets continue to confront a variety of macroeconomic and fiscal challenges worldwide — from budget concerns in the United States to the eurozone’s debt-related troubles.

Investor apprehension today can be linked to the heightened volatility that has challenged markets for over a decade. In this fundamentally changed environment, Putnam’s equity and fixed-income teams are focused on integrating innovative investing ideas into our more time-tested, traditional strategies. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Putnam Capital Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Securities of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than the broader markets. Given the complexity of leveraged companies, successful investing requires specialized analytical skills and experience.

Growth of a $10,000 investment (class A shares before sales charge)

The fund's investments in leveraged companies and other holdings have contributed to its positive returns.

$22,406
$10,000
5/18/09
4/30/13
6/09
12/09
6/10
12/10
6/11
12/11
6/12
12/12

The best opportunities anywhere in the capital structure

Putnam Capital Spectrum Fund has the flexibility to select the most attractive securities in a company's capital structure.

HIGHER PRIORITY

CAPITAL STRUCTURE	INVESTMENT CHOICES	YIELD POTENTIAL
Bank loans	Have first claims on a company's cash flows; typically backed by collateral.	Low
High-yield bonds	Pay greater income than bank loans to compensate investors for risk.	High
Convertibles	Interest-paying securities that can be exchanged for common stock at a predetermined price.	Low
Common stock	Offers growth potential, but might not earn a dividend.	Low (if any)
Rights and warrants	Warrants permit the purchase of common stock shares at a specified price; rights are new shares issued to owners of existing shares.	No

LESS PRIORITY

"With its focus on uncovering mispricing across the capital structure, the fund seeks to harness the greatest upside potential of leveraged companies."

David L. Glancy
Portfolio Manager
Investing in leveraged companies since 1987

2 Capital Spectrum Fund

Capital Spectrum Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

4	Capital Spectrum Fund

Interview with your fund’s portfolio manager

The fund outperformed its blended benchmark for the 12 months ended April 30, 2013. What were the chief drivers of this active return?

The fund performed well and exceeded its benchmark for the 12-month period. Security selection continued to be the driving force behind the outperformance. The portfolio’s cash holdings also acted as a buffer to any fluctuations in the value of the portfolio’s securities.

What was the environment like for leveraged-company securities during the past 12 months?

During the 12-month period, equity markets experienced considerable volatility, as the U.S. economy struggled to secure a more solid recovery and the markets reacted to persistent uncertainty and bouts of risk from macroeconomic events. At the start of the period, concerns about the European debt crisis fueled risk aversion. In the summer, favorable election results in Greece, and additional stimulus measures by the European Central Bank, boosted investor confidence that the region was on the road to recovery. Still, uncertainty remained as the United States began grappling with debt and budget deficit issues. Following the reelection of President Obama, Congress spent weeks in contentious debate about what action to take to avoid the end-of-the-year fiscal cliff, a combination of expiring tax breaks and automatic spending

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/13. See pages 3–4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Capital Spectrum Fund	5

cuts. By early January, however, Congress passed legislation that averted most of the fiscal cliff and provided clarity on the tax environment. At the same time, economic recovery continued to move forward, albeit slowly.

Though I am cognizant of macroeconomic issues, my process is driven by bottom-up fundamental analysis. Unless I see a threat to earnings or asset power of holdings within the portfolio, I generally will not react to macroeconomic news. The U.S. Federal Reserve has anchored interest rates at historic lows, and this is generally viewed as a positive for leveraged companies. If the economy continues to improve, with low interest rates and easy access to capital, I believe leveraged companies may tend to perform better than they would under more challenging conditions.

During the fiscal year, Putnam Capital Spectrum Fund invested in mortgage-backed securities [MBS]. This new strategy was funded by cash, which was close to 30% at the end of September 2012. What was the rationale behind this allocation?

I implemented the MBS strategy in mid October, and it contributed significantly to the portfolio’s strong returns in the fourth quarter. We considered this strategy an efficient use of capital and one that offered a better risk/return profile than high-yield securities. In my view, the fund’s mortgage securities were a good diversifier, in that they exhibited a relatively low correlation to high-yield bonds or equities. The 30% cash position at the time afforded the fund the opportunity to look at compelling investments. By the end of January 2013, the MBS holdings had contributed what we believed were solid gains for the portfolio, and we sold out of the position.

Did you make any other changes in the fund’s strategy during the period?

We significantly reduced the portfolio’s exposure to fixed-income holdings during the period. I believe the fixed-income opportunities for this fund are generally less attractive than in 2009, 2010, and 2011. All of fixed income has done very well in the past few years, with high yield in particular delivering equity-like returns. Now, those returns are less compelling, in my view. Today, I believe the

Allocations are represented as a percentage of portfolio market value as of 4/30/13. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6	Capital Spectrum Fund

most attractive opportunity set is in equities. I own very little fixed income, less than 6%, in the portfolio at year-end.

What are some of the benefits of holding a sizable allocation to cash in the portfolio?

I have the ability to invest across the capital structure of a company, can have significant exposure to cash, and can sell securities short. I don’t use cash to be defensive; I use it to be opportunistic. When I uncover investment opportunities, as I did with mortgage-backed securities in late 2012, having cash on hand allows me to act quickly. Cash also serves as a way to collateralize short positions in the portfolio. Because the portfolio is relatively concentrated with a focus on companies that can be inherently volatile, cash can act as a natural diversifier. But I don’t expressly use cash to dampen volatility. Although cash obviously can have that effect, it works differently as a volatility-dampener in both up and down markets.

Because I typically make fewer investment decisions, I often have more cash than other portfolio managers. I will own a position and it will come to fruition, and then I will sell it from the portfolio. As a matter of course, I don’t immediately take that cash and invest it. Neither do I measure myself against a benchmark. I tend to hold the cash until I find compelling investments for the portfolio.

What were some of the highlights among positions that contributed to performance?

A top contributor for the fund was DISH Network, which provides direct broadcast satellite subscription services to approximately 14 million customers as of the end of April 2013. Throughout 2012, DISH was using its excess capital to acquire wireless spectrum capacity from troubled or bankrupt wireless companies. DISH ultimately became one of the largest owners of wireless spectrum. As the demand for mobile networking

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Capital Spectrum Fund	7

continues to rise, wireless spectrum has become a highly valuable asset for communications companies.

Moreover, in April 2013, DISH announced its bid to acquire Sprint in an effort to combine forces with the wireless company, creating an entity that would offer mobile and in-home networking solutions. Sprint is currently reviewing DISH’s bid, which is in competition with a bid from SoftBank, a Japanese telecommunications company.

The portfolio’s holding in Japan Airlines was another top contributor. Following its emergence from bankruptcy and secondary public offering in September 2012, it has been one of the most profitable airlines in the industry. Japan Airlines generates strong free cash flow, and its shares have offered a solid dividend, which in my opinion has the potential to grow. Japan’s stock market rallied in the second half of the period, as its new government added stimulus and weakened the yen. While a weaker yen drove fuel prices up for the company, that impact was neutralized through cost cutting and efficiency gains. The stock also benefited from the rally in Japanese stocks that took place in the final half of the period. In addition, the airline’s reservations and traffic figures exceeded our expectations.

Citigroup, another contributor, added to gains as the company’s capital position continued to improve. The financial firm sold non-core assets and shrunk its balance sheet. In addition, Citigroup passed a “stress test,” allowing the company to begin to return excess capital to shareholders. We believe it is unlikely the firm will be required to raise equity, which would dilute the value of its existing shares. Investors appear to be welcoming the approach of the new management team, which is focusing on profitability through expense reduction instead of increasing size.

Allocations are represented as a percentage of the fund’s portfolio market value as of 4/30/13. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

8	Capital Spectrum Fund

Which holdings held back performance?

Select Comfort, a specialty mattress company, detracted from returns. The company operates in a fiercely competitive industry, where market share and competitor activity are closely watched. During the period, product launches from competitors threatened the company’s flagship product, the Sleep Number bed. In addition, Select Comfort shares were hurt by a weak fourth-quarter earnings report in which the company fell short of revenue and earnings estimates. Increased marketing and research and development expenses were highlighted as negatively impacting those results. Meanwhile, a top competitor reported a very strong performance for 2012.

Our position in Capital One also held back performance. After a very strong return for calendar 2012, shares of Capital One have drastically underperformed the broader equity market year to date in 2013. The stock’s decline began after weak fourth-quarter results, which were blamed on seasonal trends in expenses and margins. The company is expected to face growth challenges this year, and the company’s chief financial officer stated previously that he expected fourth-quarter results to serve as a good indicator of expectations for the rest of 2013. A management change was also received negatively by investors.

Another detractor was Chesapeake Energy, a natural gas producer whose shares were negatively affected by the sharp drop in natural gas commodity prices. In addition, Chesapeake’s former CEO was under significant pressure during the period after taking on significant debt to finance growth prospects. Chesapeake was forced to sell key assets to pay down the debt, couldn’t sell enough to pay back the full amount and, subsequently, refinanced what it could not pay back. The CEO was ousted in 2013 as a result of these pressures on the company and amid allegations that he had engaged in transactions representing conflicts of interest and had made personal use of company funds. As of the end of the period, we had sold our position in Chesapeake.

What is your outlook for equity markets and leveraged companies?

Looking ahead, I believe that we will experience continued volatility in the markets, as the U.S. economy continues to heal slowly and Europe’s macroeconomic and debt-related woes persist. I believe, however, that the fund is focused on companies that are structured to weather adverse economic conditions. The cash on hand in the portfolio also can serve as a real asset during times of distress, allowing us to invest opportunistically and actively. I believe that if markets do move lower, it would not necessarily be a negative development for the fund. This could allow the fund to invest in high-quality assets at reduced valuations.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

Capital Spectrum Fund	9

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

10	Capital Spectrum Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	124.06%	111.18%	117.50%	114.50%	117.53%	117.53%	119.62%	111.93%	121.84%	126.27%
Annual average	22.67	20.84	21.75	21.32	21.75	21.75	22.05	20.95	22.36	22.97

3 years	57.96	48.88	54.46	51.46	54.51	54.51	55.61	50.17	56.83	59.16
Annual average	16.46	14.18	15.59	14.84	15.61	15.61	15.88	14.51	16.18	16.75

1 year	17.81	11.04	16.90	11.90	16.96	15.96	17.20	13.10	17.51	18.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/13

Capital Spectrum Blended Index

Life of fund	95.75%
Annual average	18.54

3 years	42.80
Annual average	12.61

1 year	15.65

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Capital Spectrum Fund	11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $21,750 ($21,450 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $21,753 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,193 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $22,184 and $22,627, respectively.

Fund price and distribution information For the 12-month period ended 4/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.225		$0.096	$0.103	$0.127		$0.203	$0.270

Capital gains — Long-term	0.078		0.078	0.078	0.078		0.078	0.078

Capital gains — Short-term	0.570		0.570	0.570	0.570		0.570	0.570

Total	$0.873		$0.744	$0.751	$0.775		$0.851	$0.918

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/12	$25.56	$27.12	$25.38	$25.33	$25.43	$26.35	$25.51	$25.61

4/30/13	29.15	30.93	28.85	28.80	28.95	30.00	29.04	29.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Capital Spectrum Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	119.84%	107.20%	113.58%	110.58%	113.52%	113.52%	115.60%	108.05%	117.72%	121.93%
Annual average	22.59	20.72	21.67	21.23	21.67	21.67	21.97	20.85	22.28	22.89

3 years	62.79	53.43	59.18	56.18	59.18	59.18	60.41	54.79	61.59	63.98
Annual average	17.64	15.34	16.76	16.02	16.76	16.76	17.06	15.68	17.35	17.92

1 year	14.69	8.10	13.85	8.85	13.86	12.86	14.15	10.16	14.43	14.97

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/12	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Annualized expense ratio for
the six-month period ended
4/30/13*†	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes an increase of 0.07% from annualizing the performance fee adjustment for the six months ended 4/30/13.

Capital Spectrum Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2012, to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.69	$10.59	$10.60	$9.30	$7.99	$5.39

Ending value (after expenses)	$1,109.10	$1,104.60	$1,105.00	$1,106.30	$1,107.40	$1,110.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2013, use the following calculation method. To find the value of your investment on November 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.41	$10.14	$10.14	$8.90	$7.65	$5.16

Ending value (after expenses)	$1,018.45	$1,014.73	$1,014.73	$1,015.97	$1,017.21	$1,019.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Capital Spectrum Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Capital Spectrum Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2013, Putnam employees had approximately $381,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Capital Spectrum Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Capital Spectrum Fund	17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Capital Spectrum Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Capital Spectrum Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Spectrum Fund (the “fund”) at April 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2013

Capital Spectrum Fund	19

The fund’s portfolio 4/30/13

COMMON STOCKS (74.6%)*	Shares	Value

Aerospace and defense (3.0%)
General Dynamics Corp.	844,608	$62,467,208

Northrop Grumman Corp.	231,957	17,568,423

		80,035,631
Airlines (8.7%)
Delta Air Lines, Inc. †	1,885,100	32,310,614

Japan Airlines Co., Ltd. (Japan) †	2,991,900	151,612,925

United Continental Holdings, Inc. †	1,429,600	46,176,080

		230,099,619
Banking (5.8%)
Capital One Financial Corp.	1,284,570	74,222,455

Citigroup, Inc.	1,690,200	78,864,732

		153,087,187
Biotechnology (1.5%)
Cubist Pharmaceuticals, Inc. †	822,670	37,777,006

Prothena Corp PLC (Ireland) †	150,395	1,242,263

Sequenom, Inc. †	29,944	112,889

		39,132,158
Cable television (14.2%)
DISH Network Corp. Class A	9,510,155	372,702,974

		372,702,974
Chemicals (3.7%)
LyondellBasell Industries NV Class A	789,211	47,905,108

OM Group, Inc. † S	449,300	10,994,371

W.R. Grace & Co. †	515,700	39,765,627

		98,665,106
Commercial and consumer services (1.0%)
Harbinger Group, Inc. †	2,788,619	25,209,116

		25,209,116
Computers (8.3%)
Apple, Inc.	486,100	215,220,775

Polycom, Inc. †	416,424	4,372,452

		219,593,227
Consumer finance (1.3%)
Home Loan Servicing Solutions, Ltd. (Cayman Islands)	524,357	11,876,686

Ocwen Financial Corp. †	576,200	21,077,396

		32,954,082
Electronics (4.0%)
L-3 Communications Holdings, Inc.	1,301,978	105,785,713

		105,785,713
Entertainment (0.1%)
Metro-Goldwyn-Mayer Studios, Inc. Class A (acquired 10/28/10,
cost $1,026,629) † ∆∆	36,206	1,421,086

		1,421,086
Gaming and lottery (—%)
MTR Gaming Group, Inc. †	95,337	328,913

		328,913
Health-care services (4.7%)
Humana, Inc.	658,805	48,824,039

UnitedHealth Group, Inc.	1,243,900	74,546,927

		123,370,966
Household furniture and appliances (2.4%)
Select Comfort Corp. † †††	2,988,739	63,421,042

		63,421,042

20	Capital Spectrum Fund

COMMON STOCKS (74.6%)* cont.	Shares	Value

Medical technology (0.2%)
STAAR Surgical Co. †	777,859	$5,429,456

		5,429,456
Oil and gas (1.0%)
Gulfport Energy Corp. †	479,302	25,014,771

		25,014,771
Pharmaceuticals (5.1%)
Biospecifics Technologies Corp. †	127,031	2,015,982

Elan Corp. PLC ADR (Ireland) †	4,634,579	54,224,574

Jazz Pharmaceuticals PLC †	1,342,844	78,354,947

		134,595,503
Real estate (0.7%)
American Homes 4 Rent 144A † F	1,000,000	17,850,000

		17,850,000
Restaurants (0.5%)
AFC Enterprises †	409,815	13,064,902

Famous Dave’s of America, Inc. †	59,800	660,790

		13,725,692
Technology services (0.8%)
Global Eagle Entertainment, Inc. (acquired 1/30/13,
cost $16,777,000) † ∆∆ F	1,677,700	14,525,527

Global Eagle Entertainment, Inc. ** † S	563,409	5,419,995

		19,945,522
Telecommunications (7.6%)
EchoStar Corp. Class A †	5,124,223	201,228,235

		201,228,235

Total common stocks (cost $1,661,138,631)		$1,963,595,999

CORPORATE BONDS AND NOTES (2.3%)*	Principal amount	Value

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	$371,500	$385,431

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	1,420,000	1,670,275

Ceridian Corp. 144A sr. unsec. notes 11s, 2021	580,000	650,325

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	1,300,000	1,625

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	2,460,000	2,669,100

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	1,365,000	1,426,425

First Data Corp. 144A company guaranty sr. unsec. notes
10 5/8s, 2021	2,000,000	2,072,500

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	2,705,000	2,880,825

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡	20,634,662	21,769,568

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019	2,000,000	1,880,000

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	2,835,000	2,537,325

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	4,500,000	5,197,500

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	2,725,000	2,908,938

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	1,000,000	1,175,000

Capital Spectrum Fund	21

CORPORATE BONDS AND NOTES (2.3%)* cont.			Principal amount	Value

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016			$3,000,000	$3,326,250

Sabre, Inc. 144A sr. notes 8 1/2s, 2019			4,130,000	4,594,625

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡			6,247,625	6,278,863

Total corporate bonds and notes (cost $56,576,627)				$61,424,575

PREFERRED STOCKS (1.3%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			6,000	$5,921,063

Lightsquared LP Ser. A, 9.75% pfd. (acquired 4/10/13,
cost $27,890,558) † ∆∆ F			25,253	27,600,032

Total preferred stocks (cost $33,728,058)				$33,521,095

SENIOR LOANS (0.8%)*[c]			Principal amount	Value

Alcatel-Lucent USA, Inc. bank term loan FRN Ser. C,
7 1/4s, 2018			$1,695,750	$1,736,819

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.454s, 2018			3,511,312	3,182,857

Fortescue Metals Group, Ltd. bank term loan FRN Class B,
5 1/4s, 2017 (Australia)			4,174,025	4,238,956

Mach Gen, LLC bank term loan FRN 7.79s, 2015			5,259,799	3,609,537

Ocwen Financial Corp. bank term loan FRN Ser. B, 5s, 2018			500,000	507,657

Travelport, LLC bank term loan FRN 9 1/2s, 2016			7,021,560	7,208,804

Total senior loans (cost $20,390,496)				$20,484,630

U.S. TREASURY OBLIGATIONS (0.3%)*			Principal amount	Value

U.S. Treasury Notes 1.875%, June 30, 2015 [i]			$1,506,000	$1,569,041

U.S. Treasury Notes 0.375%, February 15, 2016 [i]			5,149,000	5,163,778

Total U.S. treasury obligations (cost $6,732,819)				$6,732,819

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Global Eagle Entertainment, Inc.	5/13/16	$11.50	859,187	$1,091,167

Total warrants (cost $1,168,800)				$1,091,167

SHORT-TERM INVESTMENTS (19.6%)*			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]			7,068,250	$7,068,250

Putnam Short Term Investment Fund 0.04% L			213,143,066	213,143,066

U.S. Treasury Bills with an effective yield of 0.16%,
August 22, 2013 #			$25,000,000	24,995,675

U.S. Treasury Bills with an effective yield of 0.15%, July 25, 2013			25,000,000	24,997,050

U.S. Treasury Bills with an effective yield of 0.13%,
January 9, 2014 #			20,000,000	19,987,000

U.S. Treasury Bills with an effective yield of 0.12%,
December 12, 2013			20,000,000	19,988,760

U.S. Treasury Bills with an effective yield of 0.11%,
November 14, 2013			20,000,000	19,991,240

U.S. Treasury Bills with an effective yield of 0.10%, July 18, 2013			25,000,000	24,997,575

U.S. Treasury Bills with an effective yield of 0.09%,
February 6, 2014			25,000,000	24,981,000

U.S. Treasury Bills with an effective yield of 0.09%, July 11, 2013			25,000,000	24,998,650

22	Capital Spectrum Fund

SHORT-TERM INVESTMENTS (19.6%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.09%, July 5, 2013 ‡	$25,000,000	$24,998,650

U.S. Treasury Bills with an effective yield of 0.08%,
October 10, 2013	30,000,000	29,988,930

U.S. Treasury Bills with an effective yield of 0.08%,
October 3, 2013	25,000,000	24,991,925

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.10%, May 2, 2013	31,000,000	30,999,876

Total short-term investments (cost $516,090,230)		$516,127,647

TOTAL INVESTMENTS

Total investments (cost $2,295,825,661)		$2,602,977,932

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through April 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,632,636,619.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $43,546,645, or 1.7% of net assets.

** On 1/30/13, the non-restricted holdings of Global Eagle Entertainment, Inc. were as follows:

Holding	Type	Shares	Value

Global Eagle Entertainment, Inc.	Common Stock	208,500	$2,076,660

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

††† Affiliated company (Note 6).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

‡ This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Capital Spectrum Fund	23

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $16,788,169 to cover certain derivatives contracts and securities sold short.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/13 (aggregate face value $148,649,832)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

Barclays Bank PLC
	Japanese Yen	Sell	5/15/13	$143,104,277	$148,649,832	$5,545,555

Total						$5,545,555

FUTURES CONTRACTS OUTSTANDING at 4/30/13

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	34	$4,534,219	Jun-13	$(53,455)

Total				$(53,455)

Securities sold short at 4/30/13

COMMON STOCKS (0.5%)*	Shares	Value

Food (0.5%)
Hain Celestial Group, Inc. (The) †	187,800	$12,253,950

Total securities sold short (proceeds receivable $10,910,118)		$12,253,950

24	Capital Spectrum Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$98,665,106	$—	$—

Capital goods	80,035,631	—	—

Communication services	573,931,209	—	—

Consumer cyclicals	88,959,071	1,421,086	—

Consumer staples	13,725,692	—	—

Energy	25,014,771	—	—

Financials	186,041,269	17,850,000	—

Health care	302,528,083	—	—

Technology	330,798,935	14,525,527	—

Transportation	230,099,619	—	—

Total common stocks	1,929,799,386	33,796,613	—

Corporate bonds and notes	—	61,424,575	—

Preferred stocks	—	5,921,063	27,600,032

Senior loans	—	20,484,630	—

U.S. treasury obligations	—	6,732,819	—

Warrants	1,091,167	—	—

Short-term investments	213,143,066	302,984,581	—

Totals by level	$2,144,033,619	$431,344,281	$27,600,032

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$5,545,555	$—

Futures contracts	(53,455)	—	—

Securities sold short	(12,253,950)	—	—

Totals by level	$(12,307,405)	$5,545,555	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund	25

Statement of assets and liabilities 4/30/13

ASSETS

Investment in securities, at value, including $6,842,916 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,019,577,170)	$2,319,345,574
Affiliated issuers (identified cost $276,248,491) (Notes 1 and 6)	283,632,358

Cash	33,997,776

Dividends, interest and other receivables	7,095,090

Receivable for shares of the fund sold	25,144,440

Receivable for investments sold	21,059,902

Receivable for variation margin (Note 1)	3,667

Unrealized appreciation on forward currency contracts (Note 1)	5,545,555

Collateral on short sales (Note 1)	12,488,700

Total assets	2,708,313,062

LIABILITIES

Payable for investments purchased	42,433,920

Payable for shares of the fund repurchased	3,979,062

Payable for compensation of Manager (Note 2)	1,614,574

Payable for custodian fees (Note 2)	12,426

Payable for investor servicing fees (Note 2)	308,674

Payable for Trustee compensation and expenses (Note 2)	50,620

Payable for administrative services (Note 2)	4,504

Payable for distribution fees (Note 2)	570,147

Payable for loan financing (Note 1)	264,798

Interest payable for short sales (Note 1)	4,205

Securities sold short, at value (proceeds receivable $10,910,118) (Note 1)	12,253,950

Collateral on securities loaned, at value (Note 1)	7,068,250

Collateral on certain derivative contracts, at value (Note 1)	6,732,819

Other accrued expenses	378,494

Total liabilities	75,676,443

Net assets	$2,632,636,619

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,261,000,836

Undistributed net investment income (Note 1)	6,957,682

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	53,538,751

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	311,139,350

Total — Representing net assets applicable to capital shares outstanding	$2,632,636,619

(Continued on next page)

26	Capital Spectrum Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,026,592,539 divided by 35,221,030 shares)	$29.15

Offering price per class A share (100/94.25 of $29.15)*	$30.93

Net asset value and offering price per class B share ($33,019,814 divided by 1,144,346 shares)**	$28.85

Net asset value and offering price per class C share ($436,912,879 divided by 15,172,049 shares)**	$28.80

Net asset value and redemption price per class M share ($5,362,556 divided by 185,228 shares)	$28.95

Offering price per class M share (100/96.50 of $28.95)*	$30.00

Net asset value, offering price and redemption price per class R share
($3,745,826 divided by 128,967 shares)	$29.04

Net asset value, offering price and redemption price per class Y share
($1,127,003,005 divided by 38,548,686 shares)	$29.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund	27

Statement of operations Year ended 4/30/13

INVESTMENT INCOME

Dividends (net of foreign tax of $690,016)	$20,131,448

Interest (net of foreign tax of $18,288) (including interest income of $282,504
from investments in affiliated issuers) (Note 6)	9,456,930

Payment-in-kind interest	3,686,925

Securities lending (Note 1)	163,324

Total investment income	33,438,627

EXPENSES

Compensation of Manager (Note 2)	13,364,984

Investor servicing fees (Note 2)	2,753,896

Custodian fees (Note 2)	30,484

Trustee compensation and expenses (Note 2)	134,866

Distribution fees (Note 2)	4,403,917

Administrative services (Note 2)	52,054

Dividend expense for short sales (Note 1)	52,328

Interest expense for short sales (Note 1)	35,410

Other	670,485

Total expenses	21,498,424

Expense reduction (Note 2)	(106,874)

Net expenses	21,391,550

Net investment income	12,047,077

Net realized gain on investments (Notes 1 and 3)	66,741,101

Net realized gain on swap contracts (Note 1)	1,289,635

Net realized gain on futures contracts (Note 1)	4,954,366

Net realized gain on foreign currency transactions (Note 1)	5,728,382

Net realized loss on written options (Notes 1 and 3)	(8,570)

Net realized loss on short sales (Notes 1 and 3)	(117,839)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	5,384,351

Net unrealized appreciation of investments, futures contracts and short sales during the year	219,611,951

Net gain on investments	303,583,377

Net increase in net assets resulting from operations	$315,630,454

The accompanying notes are an integral part of these financial statements.

28	Capital Spectrum Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/13	Year ended 4/30/12

Operations:
Net investment income	$12,047,077	$10,078,294

Net realized gain on investments
and foreign currency transactions	78,587,075	36,930,966

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	224,996,302	22,115,105

Net increase in net assets resulting from operations	315,630,454	69,124,365

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,756,900)	(3,752,447)

Class B	(67,756)	(63,732)

Class C	(991,893)	(797,392)

Class M	(16,142)	(16,040)

Class R	(12,180)	(4,271)

Class Y	(7,231,695)	(4,411,437)

Net realized short-term gain on investments

Class A	(14,583,702)	(4,113,259)

Class B	(402,299)	(96,444)

Class C	(5,491,267)	(1,286,358)

Class M	(72,451)	(23,245)

Class R	(34,199)	(5,199)

Class Y	(15,266,913)	(4,411,437)

From net realized long-term gain on investments
Class A	(1,995,665)	(2,417,441)

Class B	(55,051)	(56,682)

Class C	(751,437)	(756,018)

Class M	(9,914)	(13,661)

Class R	(4,680)	(3,055)

Class Y	(2,089,156)	(2,592,687)

Redemption fees (Note 1)	93,634	55,653

Increase from capital share transactions (Note 4)	1,354,957,129	526,956,570

Total increase in net assets	1,615,847,917	571,315,783

NET ASSETS

Beginning of year	1,016,788,702	445,472,919

End of year (including undistributed net investment income
of $6,957,682 and $993,314, respectively)	$2,632,636,619	$1,016,788,702

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
			Net realized			From						Ratio	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d,e]	net assets (%)	turnover (%)

Class A
April 30, 2013	$25.56	.20 [f]	4.27	4.47	(.23)	(.65)	(.88)	—	$29.15	17.81	$1,026,593	1.28	.75 [f]	48 [g]
April 30, 2012	24.53	.36 [h]	1.52	1.88	(.31)	(.54)	(.85)	—	25.56	8.16	409,394	1.32	1.53 [h]	97
April 30, 2011	20.41	.01	4.76	4.77	(.41)	(.24)	(.65)	—	24.53	23.95	162,117	1.37	.07	117
April 30, 2010†	15.00	.49	5.69	6.18	(.28)	(.49)	(.77)	—	20.41	41.85 *	38,147	1.42 *[i]	2.70 *[i]	84 *

Class B
April 30, 2013	$25.38	(.01) [f]	4.23	4.22	(.10)	(.65)	(.75)	—	$28.85	16.90	$33,020	2.03	(.03) [f]	48 [g]
April 30, 2012	24.45	.18 [h]	1.52	1.70	(.23)	(.54)	(.77)	—	25.38	7.37	11,264	2.07	.76 [h]	97
April 30, 2011	20.36	(.14)	4.75	4.61	(.28)	(.24)	(.52)	—	24.45	23.06	3,317	2.12	(.67)	117
April 30, 2010†	15.00	.39	5.64	6.03	(.18)	(.49)	(.67)	—	20.36	40.81 *	931	2.13 *[i]	2.16 *[i]	84 *

Class C
April 30, 2013	$25.33	— [b,f]	4.22	4.22	(.10)	(.65)	(.75)	—	$28.80	16.96	$436,913	2.03	(.01) [f]	48 [g]
April 30, 2012	24.39	.17 [h]	1.52	1.69	(.21)	(.54)	(.75)	—	25.33	7.37	144,935	2.07	.72 [h]	97
April 30, 2011	20.32	(.15)	4.74	4.59	(.28)	(.24)	(.52)	—	24.39	23.04	54,645	2.12	(.70)	117
April 30, 2010†	15.00	.32	5.71	6.03	(.22)	(.49)	(.71)	—	20.32	40.79 *	11,497	2.13 *[i]	1.72 *[i]	84 *

Class M
April 30, 2013	$25.43	.06 [f]	4.24	4.30	(.13)	(.65)	(.78)	—	$28.95	17.20	$5,363	1.78	.23 [f]	48 [g]
April 30, 2012	24.45	.22 [h]	1.54	1.76	(.24)	(.54)	(.78)	—	25.43	7.62	2,334	1.82	.94 [h]	97
April 30, 2011	20.36	(.08)	4.74	4.66	(.33)	(.24)	(.57)	—	24.45	23.37	1,307	1.87	(.36)	117
April 30, 2010†	15.00	.35	5.73	6.08	(.23)	(.49)	(.72)	—	20.36	41.13 *	300	1.89 *[i]	1.88 *[i]	84 *

Class R
April 30, 2013	$25.51	.13 [f]	4.25	4.38	(.20)	(.65)	(.85)	—	$29.04	17.51	$3,746	1.53	.47 [f]	48 [g]
April 30, 2012	24.51	.29 [h]	1.53	1.82	(.28)	(.54)	(.82)	—	25.51	7.90	609	1.57	1.23 [h]	97
April 30, 2011	20.40	(.05)	4.77	4.72	(.37)	(.24)	(.61)	—	24.51	23.68	144	1.62	(.25)	117
April 30, 2010†	15.00	.45	5.67	6.12	(.23)	(.49)	(.72)	—	20.40	41.46 *	14	1.65 *[i]	2.57 *[i]	84 *

Class Y
April 30, 2013	$25.61	.27 [f]	4.28	4.55	(.27)	(.65)	(.92)	—	$29.24	18.13	$1,127,003	1.03	.99 [f]	48 [g]
April 30, 2012	24.55	.41 [h]	1.53	1.94	(.34)	(.54)	(.88)	—	25.61	8.42	448,252	1.07	1.71 [h]	97
April 30, 2011	20.42	.07	4.76	4.83	(.46)	(.24)	(.70)	—	24.55	24.26	223,941	1.12	.32	117
April 30, 2010†	15.00	.49	5.73	6.22	(.31)	(.49)	(.80)	—	20.42	42.16 *	76,712	1.18 *[i]	2.61 *[i]	84 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Capital Spectrum Fund	Capital Spectrum Fund	31

Financial highlights (Continued)

* Not annualized.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of
average net assets

April 30, 2013	0.01%

April 30, 2012	0.02

April 30, 2011	0.02

April 30, 2010	0.02

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.11	0.42%

Class B	0.11	0.40

Class C	0.11	0.42

Class M	0.11	0.40

Class R	0.12	0.44

Class Y	0.11	0.41

g Portfolio turnover excludes TBA purchase and sale transactions.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.18	0.76%

Class B	0.17	0.73

Class C	0.17	0.72

Class M	0.17	0.73

Class R	0.17	0.71

Class Y	0.17	0.73

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount:

Percentage of
average net assets

April 30, 2010	0.29%

The accompanying notes are an integral part of these financial statements.

32	Capital Spectrum Fund

Notes to financial statements 4/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through April 30, 2013.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return by investing a majority of the fund’s assets in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of leveraged U.S. companies of any size that Putnam Management believes have favorable investment potential. These companies employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities), in companies of any size and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

For shares purchased before June 24, 2013, a 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. No redemption fee will apply to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain

Capital Spectrum Fund	33

markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

34	Capital Spectrum Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to hedge interest rate risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Capital Spectrum Fund	35

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk.

An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Statement of assets and liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of mark to market margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

36	Capital Spectrum Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may

Capital Spectrum Fund	37

exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $6,842,916 and the fund received cash collateral of $7,068,250.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, market discount, interest on payment-in-kind securities, unrealized gains and losses on passive foreign investment companies and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $7,993,857 to decrease distributions in excess of net investment income, $3,215,549 to increase paid-in-capital and $11,209,406 to decrease accumulated net realized gain.

38	Capital Spectrum Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$320,389,083
Unrealized depreciation	(14,679,970)

Net unrealized appreciation	305,709,113
Undistributed ordinary income	12,503,237
Undistributed long-term gain	22,560,176
Undistributed short-term gain	32,368,278
Cost for federal income tax purposes	$2,297,268,819

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.735% of the fund’s average net assets before an increase of $1,176,757 (0.071% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Capital Spectrum Fund	39

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,104,867	Class R	2,680

Class B	31,735	Class Y	1,190,676

Class C	418,229	Total	$2,753,896

Class M	5,709

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,740 under the expense offset arrangements and by $103,134 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,790, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%,

40	Capital Spectrum Fund

0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,662,554	Class M	25,774

Class B	191,024	Class R	8,019

Class C	2,516,546	Total	$4,403,917

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $702,408 and $6,151 from the sale of class A and class M shares, respectively, and received $10,701 and $14,396 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,454,232,639 and $603,999,438, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $44,007,292 and $54,799,571, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	67,486,000	244,503
Options exercised	—	—
Options expired	—	—
Options closed	(67,486,000)	(244,503)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/13		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	25,777,464	$689,383,553	14,474,650	$343,447,338

Shares issued in connection with
reinvestment of distributions	764,699	20,203,350	409,756	9,207,228

	26,542,163	709,586,903	14,884,406	352,654,566

Shares repurchased	(7,339,328)	(196,997,297)	(5,476,379)	(125,776,238)

Net increase	19,202,835	$512,589,606	9,408,027	$226,878,328

Capital Spectrum Fund	41

	Year ended 4/30/13		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	798,423	$21,326,611	360,315	$8,630,376

Shares issued in connection with
reinvestment of distributions	15,168	397,865	6,553	146,580

	813,591	21,724,476	366,868	8,776,956

Shares repurchased	(113,142)	(2,996,989)	(58,665)	(1,338,507)

Net increase	700,449	$18,727,487	308,203	$7,438,449

	Year ended 4/30/13		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	10,479,553	$279,307,974	4,000,255	$96,503,237

Shares issued in connection with
reinvestment of distributions	221,768	5,805,895	100,792	2,251,704

	10,701,321	285,113,869	4,101,047	98,754,941

Shares repurchased	(1,250,437)	(33,087,571)	(620,106)	(14,267,029)

Net increase	9,450,884	$252,026,298	3,480,941	$84,487,912

	Year ended 4/30/13		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	127,716	$3,410,856	54,882	$1,334,670

Shares issued in connection with
reinvestment of distributions	3,484	91,587	2,355	52,758

	131,200	3,502,443	57,237	1,387,428

Shares repurchased	(37,750)	(1,000,272)	(18,944)	(447,261)

Net increase	93,450	$2,502,171	38,293	$940,167

	Year ended 4/30/13		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	117,773	$3,196,385	21,196	$513,172

Shares issued in connection with
reinvestment of distributions	1,836	48,390	558	12,525

	119,609	3,244,775	21,754	525,697

Shares repurchased	(14,516)	(393,133)	(3,754)	(89,041)

Net increase	105,093	$2,851,642	18,000	$436,656

	Year ended 4/30/13		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	28,153,314	$756,562,248	14,501,518	$347,122,766

Shares issued in connection with
reinvestment of distributions	747,764	19,793,319	398,035	8,951,809

	28,901,078	776,355,567	14,899,553	356,074,575

Shares repurchased	(7,852,579)	(210,095,642)	(6,521,433)	(149,299,517)

Net increase	21,048,499	$566,259,925	8,378,120	$206,775,058

42	Capital Spectrum Fund

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased swap option contracts (contract amount)	$7,800,000

Written swap option contracts (contract amount)	$— *

Futures contracts (number of contracts)	500

Forward currency contracts (contract amount)	$47,700,000

OTC interest rate swap contracts (notional)	$117,100,000

OTC total return swap contracts (notional)	$53,600,000

Warrants (number of warrants)	200,000

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$5,545,555	Payables	$—

Equity contracts	Investments	1,091,167	Payables	—

			Payables,
			Net assets —
			Unrealized
Interest rate contracts	Receivables	—	depreciation	53,455*

Total		$6,636,722		$53,455

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$5,803,291	$—	$5,803,291

Equity contracts	—	6,214,618	—	—	$6,214,618

Interest rate contracts	(205,951)	(1,260,252)	—	1,289,635	$(176,568)

Total	$(205,951)	$4,954,366	$5,803,291	$1,289,635	$11,841,341

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Warrants	Futures	contracts	Total

Foreign exchange contracts	$—	$—	$5,545,555	$5,545,555

Equity contracts	(77,633)	(453,915)	—	$(531,548)

Interest rate contracts	—	(4,848)	—	$(4,848)

Total	$(77,633)	$(458,763)	$5,545,555	$5,009,159

Capital Spectrum Fund	43

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with any company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$184,869,029	$998,287,536	$1,183,156,565	$245,960	$—

Putnam Short Term
Investment Fund*	—	439,920,178	226,777,112	36,544	213,143,066

Select Comfort Corp.†	—	217,922	—	—	63,421,042

Totals	$184,869,029	$1,438,425,636	$1,409,933,677	$282,504	$276,564,108

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011-11 and their impact, if any, on the fund’s financial statements.

44	Capital Spectrum Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $24,367,383 as a capital gain dividend with respect to the taxable year ended April 30, 2013, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 17.71% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 28.81%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Capital Spectrum Fund	45

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

46	Capital Spectrum Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Capital Spectrum Fund	47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Proxy Manager, Assistant Clerk,
2010); Senior Financial Analyst, Old Mutual Asset	and Associate Treasurer
Management (2007–2008); Senior Financial	Since 2000
Analyst, Putnam Investments (1999–2007)

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

48	Capital Spectrum Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Capital Spectrum Fund	49

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

50	Capital Spectrum Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Capital Spectrum Fund	51

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President and Treasurer
Elizabeth T. Kennan
Investment Sub-Advisor	Kenneth R. Leibler	Janet C. Smith
The Putnam Advisory	Robert E. Patterson	Vice President,
Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		James P. Pappas
	Jonathan S. Horwitz	Vice President
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Mark C. Trenchard
and Trust Company	Compliance Liaison	Vice President and
BSA Compliance Officer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm		Associate Treasurer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN105
281419 6/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2013	$95,656	$--	$9,549	$ —
April 30, 2012	$66,762	$ —	$9,417	$1,399

For the fiscal years ended April 30, 2013 and April 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $157,049 and $128,199 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2013	$ —	$147,500	$ —	$ —

April 30, 2012	$ —	$97,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 27, 2013